UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2014 (September 17, 2014)

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 723-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 17, 2014, Owens & Minor, Inc. (the “Company”) entered into the First Amendment (the “First Amendment”) by and among Owens & Minor Distribution, Inc. and Owens & Minor Medical, Inc. (the “Borrowers”), the Company and certain of its domestic subsidiaries (together, the “Guarantors) and Wells Fargo Bank, N.A. (the “Administrative Agent”), to the Credit Agreement dated as of June 5, 2012 by and among the Borrowers, the Guarantors, a syndicate of financial institutions party thereto, the Administrative Agent, and the other agents party thereto. The First Amendment contains the following principal terms, among others:

•	Increases the existing lender commitments for revolving credit from $350 million to $450 million

•	Extends the existing termination date from June 5, 2017 to September 17, 2019 with ability to request two one-year extensions (subject to lender approval)

•	Increases the amount by which the commitments may be increased from $150 million to $200 million (subject to lender approval)

•	Reduces the applicable interest rate by up to 0.25% based on a pricing grid and the better of debt to EBITDA or credit ratings

•	Increases the amount of certain permitted securitization financing transactions from $300 million to $500 million

•	Provides flexibility for the Company to increase its debt to EBITDA ratio requirement for up to two four-quarter periods following the consummation of material acquisitions

A copy of the First Amendment is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	First Amendment, dated as of September 17, 2014, by and among Owens & Minor Distribution, Inc. and Owens & Minor Medical, Inc. (the “Borrowers”), Owens & Minor, Inc. and certain of its domestic subsidiaries (together, the “Guarantors) and Wells Fargo Bank, N.A. (the “Administrative Agent”), to the Credit Agreement dated as of June 5, 2012 by and among the Borrowers, the Guarantors, a syndicate of financial institutions party thereto, the Administrative Agent, and the other agents party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: September 18, 2014	By:	/s/ Grace R. den Hartog

	Name:	Grace R. den Hartog
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	First Amendment, dated as of September 17, 2014, by and among Owens & Minor Distribution, Inc. and Owens & Minor Medical, Inc. (the “Borrowers”), Owens & Minor, Inc. and certain of its domestic subsidiaries (together, the “Guarantors) and Wells Fargo Bank, N.A. (the “Administrative Agent”), to the Credit Agreement dated as of June 5, 2012 by and among the Borrowers, the Guarantors, a syndicate of financial institutions party thereto, the Administrative Agent, and the other agents party thereto.